UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2019 (January 9, 2019)

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town and Country Lane, Suite 1500 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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EXPLANATORY NOTE
As previously disclosed in the Current Report on Form 8-K of Par Pacific Holdings, Inc., a Delaware corporation (the “Company”) filed with the U.S. Securities and Exchange Commission on January 14, 2019 (the “Prior 8-K”), Par Petroleum, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Par Petroleum”), completed its previously announced acquisition of all of the limited liability company interests of TrailStone NA Asset Finance I, LLC, a Delaware limited liability company that was subsequently renamed Par Tacoma, LLC (“Trailstone”), pursuant to that certain Purchase and Sale Agreement dated as of November 26, 2018 (as amended, the “Purchase Agreement”), among Par Petroleum, TrailStone NA Oil & Refining Holdings, LLC, a Delaware limited liability company, and, solely for certain purposes specified in the Purchase Agreement, the Company.
This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Prior 8-K for the sole purpose of providing the historical financial statements of Trailstone and the pro forma financial information of the Company required by Item 9.01 of Form 8-K. As required by Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the Company has set forth the complete text of Item 9.01, as amended. This Amendment speaks as of the filing date of the Prior 8-K, does not update information in the Prior 8-K to reflect events that have occurred subsequent to the filing date of the Prior 8-K, and does not modify or update in any way disclosures made in the Prior 8-K. Except as described above, no other modification to the Prior 8-K is being made by this Amendment. Accordingly, this Amendment should be read in connection with the Prior 8-K, which provides a more complete description of the acquisition of Trailstone.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of TrailStone NA Asset Finance I, LLC as of and for the years ended December 31, 2017 and 2016 are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The unaudited consolidated financial statements of TrailStone NA Asset Finance I, LLC as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 are attached hereto as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated combined financial information of the Company and its subsidiaries as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017 is attached hereto as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

(c)	Shell Company Transactions.
None.
(d)	Exhibits:

2.1
Purchase and Sale Agreement, dated as of November 26, 2018, among Par Petroleum, LLC, TrailStone NA Oil & Refining Holdings, LLC, and, solely for certain purposes specified in the agreement, Par Pacific Holdings, Inc. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed on November 30, 2018. * #.

2.2
Amendment No.1 to Purchase and Sale Agreement dated as of January 11, 2019, among Par Petroleum, LLC, TrailStone NA Oil & Refining Holdings, LLC, and Par Pacific Holdings, Inc. Incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on January 14, 2019.

4.1
Registration Rights Agreement, dated as of January 11, 2019, between Par Pacific Holdings, Inc. and TrailStone NA Oil & Refining Holdings, LLC. Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on January 14, 2019.

4.2
Second Supplemental Indenture, dated as of January 11, 2019, among Par Tacoma, LLC, U.S. Oil & Refining Co., McChord Pipeline Co., Par Petroleum, LLC, Par Petroleum Finance Corp., Par Pacific Holdings, Inc., the other guarantors party thereto, and Wilmington Trust, National Association, as trustee and collateral trustee. Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on January 14, 2019.

10.1
Term Loan and Guaranty Agreement, dated as of January 11, 2019, among Par Petroleum, LLC, Par Petroleum Finance Corp., the guarantors party thereto, Par Pacific Holdings, Inc. solely for the limited purposes set forth therein, the lenders party thereto, and Goldman Sachs Bank USA, as administrative agent. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 14, 2019.

10.2
Collateral Trust and Intercreditor Agreement, dated as of December 21, 2017, among Par Petroleum, LLC, Par Petroleum Finance Corp., the guarantors from time to time party thereto, Wilmington Trust, National Association, as indenture

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trustee and as collateral trustee, J. Aron & Company LLC, and Goldman Sachs Bank USA. Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 14, 2019.

10.3
Fourth Amendment to Loan and Security Agreement, dated as of January 11, 2019, among Par Petroleum, LLC, Par Hawaii, Inc., Mid Pac Petroleum, LLC, HIE Retail, LLC, Hermes Consolidated, LLC, Wyoming Pipeline Company LLC, the guarantors party thereto, the financial institutions party thereto, as lenders, and Bank of America, N.A., as administrative agent and collateral agent for the lenders. Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 14, 2019.

10.4
Conformed Copy of First Lien ISDA Master Agreement dated as of January 11, 2019, between Merrill Lynch Commodities, Inc. and U.S. Oil & Refining Co. Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on January 14, 2019.

10.5
Amendment to Amended and Restated Pledge and Security Agreement dated January 11, 2019, among Par Hawaii Refining, LLC and J. Aron & Company LLC. Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on January 14, 2019.

10.6
Loan Agreement, dated January 9, 2018, between Par Pacific Holdings, Inc. and Bank of Hawaii. Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on January 14, 2019.

10.7	Note made by Par Pacific Holdings, Inc. to Bank of Hawaii, dated as of January 9, 2018. Incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on January 14, 2019.

23.1	Consent of Ernst & Young LLP.

99.1	News Release, dated January 14, 2019. Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 14, 2019.

99.2	Audited consolidated financial statements of TrailStone NA Asset Finance I, LLC as of and for the years ended December 31, 2017 and 2016.

99.3	Unaudited consolidated financial statements of TrailStone NA Asset Finance I, LLC as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017.

99.4
Unaudited pro forma condensed consolidated combined financial information of Par Pacific Holdings, Inc. and Subsidiaries as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017.*

*
Schedules and similar attachments to the referenced agreements have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

#
Confidential treatment has been granted for portions of this exhibit. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit was filed separately with the Securities and Exchange Commission.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated: February 8, 2019	/s/ J. Matthew Vaughn
J. Matthew Vaughn Senior Vice President and General Counsel

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